Fees Summary	Sep. 10, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 575,287,500
Previously Paid Amount	0
Total Fee Amount	84,912.44
Total Offset Amount	0
Net Fee	$ 84,912.44